John Hancock Funds II

Mid Cap Stock Fund

Supplement dated June 24, 2021 to the current Prospectus, as may be supplemented

On June 24, 2021, the Board of Trustees (the “Board”) of John Hancock Funds II, of which Mid Cap Stock Fund (“Mid Cap Stock”) is a series, voted to recommend that the shareholders of Mid Cap Stock approve a reorganization, which is expected to be tax-free, of Mid Cap Stock into John Hancock Mid Cap Growth Fund (“Mid Cap Growth” and, together with Mid Cap Stock, the “Funds”), a series of John Hancock Investment Trust, as described below (the “Reorganization”). Mid Cap Stock shareholders of record as of August 12, 2021, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about October 6, 2021, Mid Cap Stock would transfer all of its assets to Mid Cap Growth in exchange for corresponding shares of Mid Cap Growth. Mid Cap Growth would assume substantially all of Mid Cap Stock’s liabilities. The corresponding shares of Mid Cap Growth would then be distributed to Mid Cap Stock’s shareholders, and Mid Cap Stock would be terminated. If approved by Mid Cap Stock’s shareholders, the Reorganization is expected to occur as of the close of business on or about October 15, 2021 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement/ and prospectus, which is scheduled to be available on or about August 27, 2021.

Mid Cap Stock will remain open to purchases and redemptions from existing shareholders until the Closing Date. Mid Cap Stock will not accept orders from new investors to purchase shares of Mid Cap Stock, effective as of the close of business on September 15, 2021. However, discretionary fee-based advisory programs and/or certain retirement accounts that include Mid Cap Stock as an investment option as of the close of business on September 15, 2021, may continue to make Mid Cap Stock shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Mid Cap Stock.

To satisfy an Internal Revenue Service requirement, Mid Cap Stock hereby designates the maximum amount of the net long term gains earned, if any, as a capital gain dividend with respect to Mid Cap Stock’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Mid Cap Stock or Mid Cap Growth, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-334-1029. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, and risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

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